UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 2, 2004


                              IMMERSION CORPORATION
             (Exact name of registrant as specified in its charter)

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           Delaware                        000-27969             94-3180138
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)

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                                  801 Fox Lane
                           San Jose, California 95131
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 467-1900




                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.  Other Events and Regulation FD Disclosure

         On April 7, 2004, Immersion Corporation reported that Microsoft Corporation had voluntarily elected to convert the 2,185,792 shares of Immersion's Series A Redeemable Convertible Preferred Stock (the "Series A Preferred Stock") into that same number of shares of Common Stock, effective as of April 2, 2004. Attached as an exhibit is a press release reporting the conversion of the Series A Preferred Stock by Microsoft.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

Exhibit No.    Description
-----------    -----------
     99.1      Press Release dated April 7, 2004 reporting the conversion of
               Immersion's Series A Redeemable Convertible Preferred Stock by
               Microsoft Corporation.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          IMMERSION CORPORATION


Date:  April 7, 2004      By:   /s/ Victor Viegas
                                ------------------
                                Victor Viegas
                                President, Chief Executive Officer, Chief
                                Operating Officer, Chief Financial Officer
                                and Director


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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.   Description
----------    -----------
   99.1       Press Release dated April 7, 2004 reporting the conversion of
              Immersion's Series A Redeemable Convertible Preferred Stock by
              Microsoft Corporation.